EXHIBIT 99.2

                               TRAFFICLOGIC, INC.

                                  BALANCE SHEET

                               SEPTEMBER 30, 2004
                                   (Unaudited)

  ASSETS

CURRENT ASSETS:
     Cash                                                           $   666,187
     Accounts receivable                                                470,101
     Due from stockholders                                              863,018
     Prepaid expenses and other current assets                           34,083
                                                                    -----------
        TOTAL CURRENT ASSETS                                          2,033,389

PROPERTY AND EQUIPMENT                                                  290,901

SECURITY DEPOSIT                                                         37,500
                                                                    -----------

                                                                    $ 2,361,790
                                                                    ===========

              LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
     Accounts payable                                               $     4,460
     Accrued expenses and taxes                                         369,388
     Deferred revenue                                                 2,651,417
     Current portion of capital lease obligations                        31,542
                                                                    -----------
        TOTAL CURRENT LIABILITIES                                     3,056,807

CAPITAL LEASE OBLIGATIONS                                                58,647

DEFERRED REVENUE                                                      4,147,089

STOCKHOLDERS' DEFICIT:
     Common stock, no par value, authorized 600,000
      Class A and 400,000 non-voting Class B shares
      with 56,820 Class A shares issued and outstanding                  70,000
     Accumulated deficit                                             (4,970,753)
                                                                    -----------
        TOTAL STOCKHOLDERS' DEFICIT                                  (4,900,753)
                                                                    -----------

                                                                    $ 2,361,790
                                                                    ===========

                  See notes to unaudited financial statements.

                               TRAFFICLOGIC, INC.

                            STATEMENTS OF OPERATIONS

                                                        Nine Months Ended
                                                            September 30,
                                                     --------------------------
                                                        2004           2003
                                                     -----------    -----------
                                                     (Unaudited)    (Unaudited)

NET SALES                                            $ 2,295,048    $   321,760
COST OF SALES                                          1,216,262        399,103
                                                     -----------    -----------
GROSS PROFIT                                           1,078,786        (77,343)
                                                     -----------    -----------

COSTS AND EXPENSES:
     Selling expenses                                  1,785,463        450,205
     General and administrative                        1,939,442        562,211
                                                     -----------    -----------
         TOTAL COSTS AND EXPENSES                      3,724,905      1,012,416
                                                     -----------    -----------

LOSS FROM OPERATIONS                                  (2,646,119)    (1,089,759)

INTEREST EXPENSE                                          (4,829)          (150)
                                                     -----------    -----------

NET LOSS                                             $(2,650,948)   $(1,089,909)
                                                     ===========    ===========

LOSS PER SHARE - BASIC AND DILUTED                   $    (46.66)   $    (19.18)
                                                     ===========    ===========

WEIGHTED AVERAGE NUMBER OF SHARES
     USED IN CALCULATION OF BASIC AND
     DILUTED LOSS PER SHARE                               56,820         56,820
                                                     ===========    ===========

                  See notes to unaudited financial statements.

                               TRAFFICLOGIC, INC.

                            STATEMENTS OF CASH FLOWS

                                                         Nine Months Ended
                                                           September 30,
                                                     -------------------------
                                                        2004           2003
                                                     -----------    -----------
                                                     (Unaudited)    (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                        $(2,650,948)   $(1,089,910)
                                                     -----------    -----------
     Adjustments to reconcile net loss to net
      cash provided by operating activities:
            Depreciation and amortization                 53,871         12,837

     Changes in assets and liabilities:
        Accounts receivable                             (441,947)            --
        Prepaid expenses                                 (16,679)            --
        Security deposit                                      --        (37,500)
        Accounts payable and accrued expenses            238,644         76,836
        Deferred revenue                               4,218,328      1,373,256
                                                     -----------    -----------
            Total adjustments                          4,052,217      1,425,429
                                                     -----------    -----------

NET CASH PROVIDED BY OPERATING ACTIVITIES              1,401,269        335,519
                                                     -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Capital expenditures                               (165,364)       (64,827)
                                                     -----------    -----------
NET CASH USED IN INVESTING ACTIVITIES                   (165,364)       (64,827)
                                                     -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Principal payments of capital lease obligations     (11,593)        (3,961)
     Loan to stockholders                               (768,532)       (49,129)
     Sale of common stock                                     --         40,000
                                                     -----------    -----------
NET CASH USED IN FINANCING ACTIVITIES                   (780,125)       (13,090)
                                                     -----------    -----------

NET INCREASE IN CASH                                     455,780        257,602

CASH - BEGINNING OF PERIOD                               210,407          6,401
                                                     -----------    -----------

CASH - END OF PERIOD                                 $   666,187    $   264,003
                                                     ===========    ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
     INFORMATION:
        Cash paid for Interest                       $     4,829    $       150
                                                     ===========    ===========
        Cash paid for Taxes                          $    14,661    $       800
                                                     ===========    ===========
        Capital leases                               $    90,347    $     6,921
                                                     ===========    ===========

                  See notes to unaudited financial statements.

                               TRAFFICLOGIC, INC.
                  NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

1.    BASIS OF PRESENTATION

      The accompanying unaudited financial statements as of September 30, 2004 and 2003 for the nine-month periods ended September 30, 2004 and 2003 have been prepared by Trafficlogic, Inc. pursuant to the rules and regulations of the Securities and Exchange Commission Regulation S-B. The information furnished herein reflects all adjustments (consisting of normal recurring accruals and adjustments), which are, in the opinion of management, necessary to fairly present the operating results for the respective periods. Certain information and footnote disclosures normally present in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations. The Company believes that the disclosures provided are adequate to make the information presented not misleading. These financial statements should be read in conjunction with the audited financial statements and explanatory notes for the years ended December 31, 2003 and 2002.

      The results of the nine months ended September 30, 2004 are not necessarily indicative of the results to be expected for the full year ending December 31, 2004.

2.    COMPANY BACKGROUND

      Trafficlogic, Inc. (the "Company") lost its Subchapter S status and became a C Corporation in January, 2004. The Company is a Los Angeles-based global developer of leading-edge content based solutions that support the organic search marketing initiatives of its customers. The Company delivers branded original content directly to its customers' web sites. Further, the Company provides professional click-to-sale tracking and other analytical support.

      The Company was incorporated in the state of California on March 23, 2001 under the name GBSTech, Inc., its core business was developing content based solutions for online marketing and sales programs of its customers. In May 2002 GBSTech, Inc. changed its name to Trafficlogic, Inc.

3.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Revenue Recognition

      The Company's revenues are derived principally from services, which include listing and placement fees on selected websites.

      The Company recognizes revenue on arrangements in according with Securities and Exchange Commission Staff Accounting Bulletin No. 101 "Revenue Recognition in Financial Statements" and 104 "Revenue Recognition," and Emerging Issues Task Force Issue 00-21, "Revenue Arrangements with Multiple Deliverables." In all cases, revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectibility of the resulting receivable is reasonably assured.

      Customer deposits are initially recorded as deferred revenue. The Company recognizes revenue as earned on a click through basis. As the traffic moves through the web sites per click, that percentage per click is recognized as revenue. "Click-throughs" are defined as the number of times a user clicks on an advertisement or search result.

      Beginning December 1, 2004, in new CPC ("cost per click") and CPA ("cost per acquisition") contracts include an Activation Fee with the initial deposits.

      The Company also receives revenue from web site design, web site content development and web traffic analysis. For these services, revenue is recognized when the service is complete, such as the design or analysis is delivered to the customer. If a customer deposit is received in advance of work being completed, a deferred revenue liability account entry is created until the revenue is recognized.

      Cost of Sales

      A significant portion of the Company's cost of sales is related to content development for the web sites and advertising and is created through independent contractors. As such, the Company recognizes and expenses these costs at the time of delivery of the content.

      Advertising Costs

      The Company incurs advertising costs as part of its placement and listing services. The expense is recognized as the advertisements are placed.

      Cash and Cash Equivalents

      Cash and cash equivalents include cash on hand and cash in banks in demand and time deposit accounts with maturities of 90 days or less.

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

      Concentrations of Credit Risk

      Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash, and cash equivalents and trade receivables. The Company maintains cash and cash equivalents with high-credit, quality financial institutions. The Company, by policy, limits the amount of credit exposure to any one financial institution. At times, cash balances held at financial institutions were in excess of federally insured limits

      Credit is generally extended based upon an evaluation of each customer's financial condition, with terms consistent in the industry and no collateral required. The Company determines an allowance for collectibility on a periodic basis. Amounts are written off against the allowance in the period the Company determines that the receivable is uncollectible. The Company has one significant customer that makes up substantially all of the accounts receivable, however, there has not been any collection problems with the account. As a result of the above factors, the Company does not consider itself to have any significant concentrations of credit risk.

      Fair Value of Financial Instruments

      The Company considers its financial instruments, which are carried at cost, to approximate fair value due to their near-term maturities.

      Long-Lived Assets

      Property and equipment is stated at cost and depreciation is provided for by the straight-line method over the related assets' estimated economic lives ranging from three to five years. Amortization of leasehold improvements is provided for by the straight-line method over the lesser of the estimated economic useful lives or the lease term. Property under capital leases is amortized over the lease terms and included in depreciation and amortization expense.

      Deferred Revenue

      Deferred revenue represents all payments received from customers in excess of revenue earned based on click-through activity (web site visitations) and will be recognized as actual click-throughs occur.

      Recent Accounting Pronouncements

      Management does not believe that recently issued, but not yet effective accounting pronouncements if currently adopted would have a material effect on the accompanying financial statements.

4.    ACCOUNTS RECEIVABLE

      At September 30, 2004, one customer accounted for all of the accounts receivable. That customer also accounted for 46% of revenue over the nine months ended September 30, 2004. The Company has not experienced any problem with collectibility of the receivable. As of September 30, 2003 there was not any accounts receivable.

5.    NET LOSS PER SHARE

Net loss per share is computed as net loss divided by the weighted average number of common shares outstanding for the period. Common equivalent shares are excluded from the computation of net loss per share as their effect would be anti-dilutive.

6.    STOCKHOLDERS' DEFICIT

      Under the Articles of Incorporation the Company is authorized to issue 600,000 designated Class A shares of voting common stock and 400,000 non-voting Class B shares of common stock, of which 56,820 Class A were issued and outstanding as of September 30, 2004.

      The Company issued non-statutory stock options to its employees, none of which have been exercised. Since there is not any trading market for the common stock of the Company, the value of the options is immaterial.

7.    DUE FROM STOCKHOLDERS

      As of September 30, 2004, the Company had loans due from stockholders totaling $863,018, of which $757,367 was due from the Chief Executive Officer and President. These amounts accrue interest at 7% and are payable on demand.

      In December 2004, the amounts owed from the officer and one of the stockholders were converted to promissory notes (see Note 8).

8.    SUBSEQUENT EVENTS

      On February 3, 2004, the Company signed an agreement with a law firm to assist the Company with its corporate, securities, contracts and other legal matters. Later in the year, the Company terminated this agreement resulting in a billing dispute. In December 2004, the Company reached a settlement for $117,772.87. According to the terms of the agreement, $100,000 will be paid by the Company no later than December 9, 2004 and $17,772.87 will be paid no later than January 10, 2005. This settlement will release the Company of any and all liabilities including the cancellation of warrants issued to the law firm with the initial engagement.

      In December 2004, the Company signed several promissory note agreements with an officer and a stockholder to settle outstanding balances owed to the Company. The notes total $781,410 in aggregate and bear interest at prime plus two percent, mature on December 5, 2004 and the earlier of January 31, 2005 or the completion of a merger of the Company into MAC Worldwide and pay interest only until maturity when the principal is due and payable in its entirety. In December 2004 the officer paid the amount that was due on December 5, 2004.